                       MFS CALIFORNIA MUNICIPAL BOND FUND
                      Supplement to the Current Prospectus

         As of February 10, 1999, the Expense Summary section of the Fund's Prospectus is revised as follows:

1.    EXPENSE SUMMARY

Shareholder Transaction Expenses:                                                      Class A      Class B       Class C
      Maximum Initial Sales Charge Imposed on Purchases of
         Fund Shares (as a percentage of offering price).............................    4.75%         0.00%      0.00%
      Maximum Contingent Deferred Sales Charge (as a
         percentage of original purchase price or
         redemption proceeds, as applicable)......................................... See Below(1)     4.00%      1.00%

Annual  Operating  Expenses of the Fund (as a  percentage  of average  daily net assets):
      Management Fees(2).............................................................     0.20%        0.20%      0.20%
      Rule 12b-1 Fees................................................................     0.10%(3)     0.90%(4)   1.00%(4)
      Other Expenses(5)..............................................................     0.24%        0.24%      0.24%
                                                                                          -----        -----      -----
      Total Operating Expenses.......................................................     0.54%(6)     1.34%(6)   1.44%

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(1)   Purchases of $1 million or more and certain  purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund - Purchases" in the Prospectus).
(2) The Adviser has voluntarily reduced its management fee for an indefinite period of time to 0.20%. Absent this reduction, "Management Fees" would have been 0.55%. See "Management of the Trust" below.
(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
      Act")  (the  "Distribution   Plan"),  which  provides  that  it  will  pay
      distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Payment of the Class A service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below and in the Prospectus).
(4)   The   Fund's    Distribution    Plan    provides    that   it   will   pay
      distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, payment of the Class B service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below and in the Prospectus.)
(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). These fee reductions, if any, are not reflected under "Other Expenses."
(6) Absent the fee reductions mentioned above, "Total Expenses" would have been 0.89%, 1.69% and 1.79% for Class A, Class B and Class C shares, respectively.

                               Example of Expenses

      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

               Period                                Class A                Class B                     Class C
               ------                                -------                -------                     -------
                                                                                          (1)                   (1)
               1 year....................              $  53               $  54       $  14       $  25     $   15
               3 years...................                 64                  72          42          46         46
               5 years...................                 76                  93          73          79         79
               10 years..................                112                 139(2)      139(2)      172        172

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1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on shares purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plan."

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                       ***

2.       MANAGEMENT OF THE TRUST- INVESTMENT ADVISER

         Effective February 10, 1999, the Adviser has voluntarily reduced its management fee for the Fund for an indefinite period of time to 0.20% per annum of the Fund's average daily net assets. This fee reduction may be revised or rescinded by the Adviser at any time without notice to shareholders.

                                       ***


3.       INFORMATION CONCERNING SHARES OF THE TRUST - DISTRIBUTION PLAN

         Current Level of Distribution and Service Fees. The Fund's Class A, Class B and Class C distribution and service fees are 0.10%, 0.90% and 1.00%, respectively.

         The 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Payment of the Class A service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, payment of the Class B service fee has been set by the Trust's Board of Trustees at 0.10% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.



                The date of this Supplement is February 10, 1999.